UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

PATHFINDER BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number: 001-36695

Maryland	38-3941859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, New York 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBHC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On June 30, 2023, the Board of Directors of Pathfinder Bancorp, Inc. (the “Company”) appointed Anthony R. Scavuzzo to the Company’s Board of Directors effective immediately. In addition, the Board of Directors of Pathfinder Bank (the “Bank”), the Company’s bank subsidiary, also appointed Mr. Scavuzzo to the Bank’s Board of Directors on the same date.  Mr. Scavuzzo is a Managing Principal of Castle Creek Capital in San Diego, California, and Dallas, Texas, a private equity firm specializing primarily in the community banking industry.

Pursuant to the terms and conditions of the Securities Purchase Agreement by and between the Company and Castle Creek Capital Partners VII, L.P. (“Castle Creek”), dated May 8, 2019, the Board of Directors of the Company has agreed to cause an individual designated by Castle Creek, upon the written request of Castle Creek, to be elected or appointed to the Board of Directors of the Company and the Bank so long as Castle Creek owns at least 4.9% of the Company’s outstanding common stock. Castle Creek provided written notice to the Company to exercise its rights pursuant to the Securities Purchase Agreement to appoint Mr. Scavuzzo to the Boards of Directors of the Company and the Bank on June 22, 2023.

Mr. Scavuzzo will be eligible to receive the director compensation as described under “Compensation Disclosure-Directors’ Compensation” in the Company’s Definitive Proxy Statement for the Company’s 2023 annual meeting of shareholders filed with the Securities and Exchange Commission on April 27, 2023. Mr. Scavuzzo has not participated in any transactions with the Company that, in the aggregate, exceed $120,000.   Mr. Scavuzzo will not initially serve as a member of any committee of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date:	June 30, 2023	By:	/s/ James A. Dowd
James A. Dowd President and Chief Executive Officer